UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2020

AVEO Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34655	04-3581650
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Winter Street
Boston, Massachusetts	02108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 400-0101

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.001 par value	AVEO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2020, AVEO Pharmaceuticals, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment (“Amendment No. 1”) to the Company’s 2019 Equity Incentive Plan (the “2019 Equity Incentive Plan”), which had previously been adopted by the Company’s Board of Directors (the “Board”) subject to stockholder approval.

The description of the 2019 Equity Incentive Plan, as amended by Amendment No.  1, on pages 46 to 55 of the Company’s Proxy Statement for the 2020 Annual Meeting, filed with the Securities and Exchange Commission on April 28, 2020, is incorporated herein by reference. A complete copy of Amendment No. 1 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1. The following nominees were elected to the Board for terms expiring at the 2021 annual meeting of stockholders.

	For	Withheld	Broker Non-Votes
Mr. Michael P. Bailey	4,847,964	494,958	7,068,361
Mr. Kenneth M. Bate	4,591,719	751,203	7,068,361
Dr. Anthony B. Evnin	4,943,272	399,650	7,068,361
Mr. Gregory T. Mayes	4,939,396	403,526	7,068,361
Ms. Scarlett Spring	4,956,782	386,140	7,068,361
Dr. Robert C. Young	4,954,017	388,905	7,068,361

2. A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

For:	4,480,153
Against:	779,438
Abstain:	83,331
Broker Non-Votes:	7,068,361

3. Amendment No. 1 to the Company’s 2019 Equity Incentive Plan was approved.

For:	4,393,518
Against:	875,806
Abstain:	73,598
Broker Non-Votes:	7,068,361

4. The appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020 was ratified.

For:	11,907,700
Against:	324,480
Abstain:	179,103
Broker Non-Votes:	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Amendment No. 1 to 2019 Equity Incentive Plan of AVEO Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVEO Pharmaceuticals, Inc.

Date: June 10, 2020	By:	/s/ Michael Bailey
Michael Bailey
President and Chief Executive Officer